UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                            ALTAIR INTERNATIONAL INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Province of
        Ontario,
         Canada                      1-12497                     None
       ----------                  ----------                  -------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
    of incorporation)                                      Identification No.)

                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (307) 587-8245



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Item 5.  Other Events.

            Altair International Inc. (the "Company") is filing this Current Report on Form 8-K to report the adoption of a Shareholder Rights Plan dated November 27, 1998 (the "Rights Agreement"), between the Company and Equity Transfer Services, Inc. (the "Rights Agent"), and the authorization and distribution of certain rights related thereto.

         In order to ensure that all shareholders of the Company are treated fairly in connection with any takeover offer or other acquisition of the Company, on November 27, 1998 (the "Record Date"), the board of the directors of the Company (the "Board") authorized and declared a distribution of one right (a "Right") with respect to each common share, no par value, of the Company ("Common Share") issued and outstanding as of the Record Date and each Common Share issued thereafter prior to the Expiration Time (as defined below). The Rights are subject to the terms and conditions of the Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by this reference. A copy of the Rights Agreement is also available upon written request to the Company. Because it is a summary, the following description of the Rights and the Rights Agreement necessarily omits certain terms, exceptions, or qualifications to the affirmative statements made therein. The reader is advised to review the entire Rights Agreement prior to making any investment decision.

Certain Key Terms of the Rights Prior to Flip-In Date.
------------------------------------------------------

         Prior to the date a transaction or event occurs by which a person (an "Acquiring Person") becomes the owner of 20% or more of the outstanding Common Shares and other shares entitled to vote for the election of directors ("Voting Shares") of the Company (a "Flip-in Event"), each Right shall entitle the holder thereof to purchase one Common Share for the price of $40 (the "Exercise Price") (which Exercise Price and number are subject to adjustment as set forth in the Rights Agreement). Notwithstanding the foregoing, no Right shall be exercisable prior to the "Commencement Date." The "Commencement Date" is the close of business on the eighth business day after the earlier of (a) the date of a public announcement or disclosure by the Company or an Acquiring Person of facts indicating that a person has become an Acquiring Person, or (b) the date of commencement of, or first public announcement of, the intent of any person to commence a bid for a number of Voting Shares that would give the bidder beneficial ownership of 20% of more of the issued and outstanding Voting Shares (a "Take-over Bid").

Certain Key Terms of the Rights Following Flip-In Date.
-------------------------------------------------------

         Section 3.1 of the Rights Agreement (the "Conversion Provision") provides that, subject to certain exceptions, upon the occurrence of a Flip-in Event, each Right shall be a adjusted so as to constitute a right to purchase from the Company for the Exercise Price a number of Common Shares having an aggregate "Market Price" of twice the Exercise Price. The "Market Price" is determined by averaging the closing price of the Common Shares on the primary exchange for the Common Shares for the 20 trading days preceding the date of determination. In addition, upon the occurrence of any Flip-in Event (which is not subsequently deemed not to have occurred under the Rights Agreement), any Rights owned by the Acquiring Person, its affiliates, or certain assignees shall become null and void. Any Rights certificate subsequently issued upon transfer, exchange, replacement, adjustment, or otherwise with respect to Common Shares owned by any of the foregoing persons shall bear a legend indicating the extent to which such Rights are void. Rights held by the Company or its subsidiaries shall also be void.


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Exceptions, Redemption and Waiver.
----------------------------------

         The definitions of "Flip-in Event" and certain related terms are subject to exceptions, certain of which are summarized below. Nevertheless, to understand each such exception and how they may interrelate, the reader is advised to review the Rights Agreement. Despite a person's acquisition of 20% or more of the Voting Shares, a Flip-in Event shall be deemed not to have occurred or shall have no effect if:

         (i)      the Acquiring Person is the Company or its affiliate;

         (ii) the Acquiring Person is an underwriter who becomes the beneficial owner of 20% or more Voting Shares in connection with a distribution of securities pursuant to an underwriting agreement with the Company;

         (iii) the transaction by which the person becomes an Acquiring Person is a "Voting Share Reduction," which is an acquisition or redemption of Voting Shares by the Company which, by reducing the number of outstanding Common Shares, has the incidental effect of increasing the acquiring person's ownership percentage;

         (iv) the transaction by which the person becomes an Acquiring Person is a "Permitted Bid," which is a Take-over Bid that is issued pursuant to a circular, is made to all holders of record of Voting Shares other than the bidder, and is subject to the irrevocable conditions that: (a) no Voting Shares shall be taken up or paid for within 45 days of the Take-over Bid; (b) no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid unless, at the closing of business on such date, the Voting Shares tendered in acceptance of the Take-over Bid constitute more than 50% of the Voting Shares held by persons not affiliated with the bidder; (c) Voting Shares may be tendered in acceptance at any time prior to the date of the first take-up of or payment for Voting Shares; (d) any Voting Shares tendered pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and (e) once the conditions set forth in (a) and (b) above are satisfied, the bidder shall make a public announcement of that fact, and the Take-over Bid will remain open for not less than 10 business days following such announcement.

                  The definition of Permitted Bid also includes a "Competing Permitted Bid, which is a Takeover Bid that (x) is made while a Permitted Bid is open, (y) satisfies all of the requirements of a Permitted Bid except for the requirement that the no Voting Shares shall be taken up within 45 days the date Take-over Bid was made, and
         (z) is subject to a restriction prohibiting any Voting Shares from being taken up or paid for prior to the later of i. 21 days after such Take-over Bid, and ii. the 45th day after the date on which the earliest open Permitted Bid was made.

         (iv) the transaction by which the person becomes an Acquiring Person is an acquisition with respect to which the Board has waived the Conversion Provision because:

                  (a) the Board has determined prior to the Commencement Date that a person became an Acquiring Person by inadvertence and, within 10 days of such determination, such person has refused its beneficial ownership of Common Shares so as not to be an Acquiring Person;

                  (b) the Board acting in good faith has determined, prior to the occurrence of a Flip-in Event that occurred by reason of a Take-over Bid made by means of a bid circular to all holders of Voting Shares, to waive the Conversion Provision, provided that the if the Board waives the application of the Conversion Provision to one such Take-over Bid, such waiver automatically extends to all similar Take-over bids (a "Take-over Waiver");

                  (c) the Board determines within a specified time period to waive application of the Conversion Provision to a Flip-in Event, provided that the Acquiring Person has reduced, or agreed to reduce, its beneficial ownership of Voting Shares to less than 20% of the outstanding issue of Voting Shares (a "Waiver Following Withdrawal").

         (vi) the acquisition by which the person becomes an Acquiring Person is an acquisition pursuant to (a) a dividend reinvestment plan or share purchase plan made available to all holders of Voting Shares; (b) a stock dividend, stock split or similar event pursuant to which the Acquiring Person receives Common Shares on pro rata basis with all members of the same class or series; (c) the acquisition or exercise of rights to purchase Voting Shares distributed to all holders of Voting Shares; (d) a distribution of Voting Shares or securities convertible into Voting Shares offered pursuant to a prospectus or by way of a private placement, provided the Acquiring Person does not thereby acquire a greater percentage of the Voting Shares or convertible securities offered than the person's percentage of voting shares beneficially owned immediately prior to such acquisition.

         In addition, (i) when a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Commencement Date has occurred but prior to the occurrence of a Flip-in Date, or (ii) if the Board grants a Waiver Following Withdrawal, the Board may elect to redeem all outstanding Rights at the price of Cdn. $.001 per Right (as adjusted) (the "Redemption Price"). Upon the Rights being redeemed pursuant to the foregoing provision, all provisions of the Rights Agreement shall continue to apply as if the Commencement Date had not occurred, and the Company shall be deemed to have issued replacement rights to the holders of its then outstanding Common Shares.

         In addition, the Board may, at any time prior to the first date of public announcement or disclosure by the Company or Acquiring Person of facts indicating that a person has become an Acquiring Person (the "Announcement Date") elect to redeem all, but not less than all, of the then outstanding Rights at the Redemption Price ("Discretionary Redemption"). Moreover, in the event a person acquires Voting Shares pursuant to a Permitted Bid or a Take-over Waiver, the Board shall be deemed to have elected to redeem the Rights at the Redemption Price ("Deemed Redemption"). Within 10 days after the Board elects, or is deemed to have elected, to redeem the Rights, the Board shall give notice of redemption to the holders of the then outstanding Rights and, in such notice, described the method of payment by which the redemption price will be paid. The rights of any person under the Rights Agreement or any Right, except rights to receive cash or other property that have already accrued, shall terminate on the date of a Discretionary Redemption or a Deemed Redemption (the "Expiration Time").

Exercise of the Rights.
-----------------------

           The Rights shall not be exercisable prior to the Commencement Date. Until the Commencement Date, each Right shall be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by the transfer of, its associated Common Share. New Common Share certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference. Certificates issued and outstanding at the Record Date shall evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of a legend incorporating the Rights Agreement, until the earlier of the Commencement Date or the Expiration Time. Each Common Share issued for new value after the Record Date, but prior to the Expiration Time, shall automatically have one new Right associated with it and shall bear the appropriate legend.

         From and after the Commencement Date, the Rights may be exercised, and the registration and transfer of the Rights shall be separate from and independent of the Common Shares. Following the Commencement Date, the Company shall mail to each holder of Common Shares as of the Commencement Date, or such holder's nominee, a Rights Certificate representing the number of Rights held by such holder at the Commencement Date and a disclosure statement describing the Rights.

         Rights may be exercised in whole or in part on any business day after the Commencement Date and prior to the Expiration Time by submitting to the Rights Certificate, an election to exercise, and payment of the sum equal to the Exercise Price multiplied by the number of Rights being exercised. Upon receipt of such materials, the Rights Agent will promptly deliver certificates representing the appropriate number of Common Shares to the registered holder of the relevant Rights Certificate and, if not all Rights were exercised, issue a new Rights Certificate evidencing the remaining unexercised Rights.

Miscellaneous Terms.
--------------------

         Amendment. The Board may in its discretion from time to time amend, vary or delete any of the provisions of the Rights Agreement or the Rights, provided that no amendment to provisions affecting the Rights Agent shall be made without the concurrence of the Rights Agent.

         Consent by Rights Holders. Each holder of Rights, by accepting such Rights, is deemed to have consented and agreed with the Company, the Rights Agent, and other Rights holders (a) to be bound by the Rights Agreement; (b) that, prior to the Commencement Date, each Right will be transferable only together with, and will be transferred by the transfer of, the associated Common Share; (c) that after the Commencement Date, the Rights will be transferred only on the Rights register described in the Rights Agreement; (d) that, prior to due presentment of a Rights Certificate for registration of transfer, the Company, Rights Agent, and their agents may treat the person in whose name such certificate is registered as the owner for all purposes; (e) to waive his right to receive fractional Rights except as provided in the Rights Agreement; and (f) that, without the approval of the holder of the Rights, the Rights Agreement may be amended from time to time as provided therein.

         Adjustment of Exercise Price and Number of Rights. In the event the Company shall (i) declare a dividend in Voting Shares or convertible securities,
(ii) subdivide the Common Shares; (iii) consolidate the Common Shares, or (iv) issue any Voting Shares or convertible securities in exchange for existing Common Shares, whether in a reclassification, amalgamation, statutory arrangement, consolidation or otherwise, the Exercise Price and number of Rights shall be adjusted to prevent dilution. The Rights Agreement also requires adjustments in the Exercise Price and/or the number of Rights to avoid dilution in the event the Company issues warrants or other convertible securities with respect to Common Shares at less than market value, distributes evidences of indebtedness or assets, or issues certain other dilutive securities or rights. The Company is not required, however, to make any adjustment if such adjustment would require an increase or decrease in the Exercise Price of less than 1% (although such minor adjustments are carried forward and aggregated). The Company may elect on or after the date of any Exercise Price to adjust the number of Rights in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. The Company is also entitled to make any additional adjustments to the Exercise Price as it may in good faith deem advisable to ensure that the stock splits, consolidations, issuance of securities at a discount from Market Price, stock dividends, and certain other transactions are not taxable to shareholders. Whenever the Company makes an adjustment in the Exercise Price, the Company is required to prepare a statement setting forth such adjustment, along with supporting facts, and deliver such statement to the Rights Agent, each transfer agent, and any Rights holder who requests a copy.

         Fractional Rights and Shares. The Company shall not be required to issue fractions of Rights. After the Commencement Date, there shall be paid, in lieu of such fractions of Rights, an amount of cash equal to the same fraction of the Market Price of a whole Right. Similarly, the Company shall not be required to issue fractional Common Shares upon exercise of the Rights, but shall pay, in lieu of such Common Shares, an amount of cash equal to the same fraction of the Market Price of one common Share at the date of exercise.

         Government Approvals. Any obligation of the Company under the Rights Agreement shall be subject to applicable law and to the receipt of approval or consent from any governmental or regulatory approval. Without limiting the generality of the foregoing, the issuance of debt or equity securities of the Company upon the exercise of the Rights and any Amendment to the Rights Agreement shall, if required, be subject to the prior consent of the stock exchanges on which the Company is from time to time listed.

         The foregoing descriptions do not purport to be complete and are qualified by reference to the definitive Rights Agreement and related documents filed as Exhibits herewith.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

                  4.1 Shareholders Rights Plan Agreement dated November 27, 1998, between Altair International Inc.

                 99.1      Press Release dated November 30, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Altair International Inc.


      December 24, 1998                       By:/s/ William P. Long
      -----------------                          -------------------
            Date                                 Dr. William P. Long, President




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